UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): AUGUST 8, 2003



                                 INTERACTIVECORP
               (Exact name of Registrant as specified in charter)



   DELAWARE                           0-20570                   59-2712887
(State or other jurisdiction      (Commission File             (IRS Employer
of incorporation)                      Number)              Identification No.)



             152 West 57th Street, New York, NY               10019
           (Address of principal executive offices)       (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  On August 8, 2003, InterActiveCorp ("IAC"), formerly USA Interactive, completed its acquisition of the outstanding shares of Expedia, Inc. ("Expedia") common stock that it did not already own through the merger of a wholly owned subsidiary of IAC with Expedia, with Expedia surviving as a wholly owned subsidiary of IAC. In the merger, each outstanding share of Expedia common stock was converted into the right to receive 1.93875 shares of IAC common stock, and each outstanding Expedia shareholder warrant and Expedia employee warrant, both to acquire one share of Expedia common stock, were converted into IAC warrants to acquire 1.93875 shares of IAC common stock. Please see the full text of the Company's press release, filed as Exhibit 99.1 hereto, which is incorporated herein by reference.

                  IAC filed a registration statement on Form S-4 (file no. 333-104973), as amended, registering under the Securities Act of 1933, as amended, the shares of IAC common stock, IAC warrants and IAC common stock underlying the IAC warrants issued in the Expedia transaction. The registration statement contains additional information about the transaction.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS

         (c) Exhibits.

99.1            Press Release dated August 8, 2003.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            INTERACTIVECORP


                                            By:    /s/ Dara Khosrowshahi
                                                  ----------------------------
                                            Name:   Dara Khosrowshahi
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer

  Date:  August 8, 2003



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                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                ------------

         99.1                       Press Release dated August 8, 2003.